UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 21, 2008

(Date of earliest event reported)

SUN COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland	Commission File No. 1-12616	38-2730780
(State of Organization)		(IRS Employer I.D. No.)

27777 Franklin Road

Suite 200

Southfield, Michigan 48034

(Address of principal executive offices)

(248) 208-2500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

On July 21, 2008, the U.S. District Court for the Eastern District of Michigan approved a settlement whereby the Securities and Exchange Commission (the “SEC”) dismissed its civil lawsuit, filed in early 2006, against defendants Gary A. Shiffman, the Company's Chairman and Chief Executive Officer, and Mary Petrella, the Company's former Controller. The SEC concurrently reached a settlement with defendant Jeffrey P. Jorissen, the Company's former Chief Financial Officer, who remains with the Company as a senior advisor to management. This action by the SEC and the court will end the Company's associated indemnification obligations for legal fees and costs to defend this lawsuit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2008	SUN COMMUNITIES, INC.
	By:	/s/ Karen J. Dearing
Karen J. Dearing, Executive Vice President, Chief Financial Officer, Secretary and Treasurer